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Scudder PreservationPlus Income Fund

Annual Report

September 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder PreservationPlus
Income Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

PreservationPlus Income Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder PreservationPlus Income Fund	Nasdaq Symbol	CUSIP Number
Investment Class	DBPIX	055922660

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2002

Annual Average Total Returns*
	1-Year	3-Year	Life of Fund**
Scudder PreservationPlus Income Fund	5.33%	6.12%	6.07%
Lehman 1-3 Year US Government/Credit Index+	5.82%	7.50%	6.75%
iMoneyNet First-Tier Retail Money Funds Average++	1.35%	3.75%	3.88%
Wrapped Lehman Intermediate Aggregate Bond Index++	5.88%	5.98%	5.89%

Sources: Lipper, Inc., Deutsche Asset Management, Aegon N.V. and iMoneyNet

Net Asset Value and Distribution Information

Net Asset Value: 9/30/02	$ 10.00
9/30/01	$ 10.00
Distribution Information: Twelve Months: Income Dividends	$ .52
September Income Dividend	$ .04

Lipper Rankings* - Intermediate Investment Grade Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	286	of	358	80
3-Year	237	of	260	91

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder PreservationPlus Income Fund [] Lehman 1-3 Year US Government/Credit Index+ [] iMoneyNet First-Tier Retail Money Funds Average++ [] Wrapped Lehman Intermediate Aggregate Bond Index++

Yearly periods ended September 30

Comparative Results*
		1-Year	3-Year	Life of Fund**
Scudder PreservationPlus Income Fund	Growth of $10,000	$10,533	$11,951	$12,486
	Average annual total return	5.33%	6.12%	6.07%
Lehman 1-3 Year US Government/Credit Index+	Growth of $10,000	$10,582	$12,422	$12,735
	Average annual total return	5.82%	7.50%	6.75%
iMoneyNet First-Tier Retail Money Funds Average++	Growth of $10,000	$10,135	$11,126	$11,489
	Average annual total return	1.35%	3.75%	3.88%
Wrapped Lehman Intermediate Aggregate Bond Index++	Growth of $10,000	$10,588	$11,906	$12,396
	Average annual total return	5.88%	5.98%	5.89%

The growth of $10,000 is cumulative.

* Returns and rankings during all periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
** The Fund commenced operations on December 23, 1998. Index comparisons begin December 31, 1998.
+ Lehman 1-3 Year US Government/Credit Index, our primary benchmark, is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years.
++ iMoneyNet-First Tier Retail Money Funds Average is compiled by iMoneyNet, Inc., an independent money market mutual fund rating service, and includes retail money market funds containing securities rated in the highest short-term rating category by two or more nationally recognized ratings organizations.
++ Wrapped Lehman Intermediate Aggregate Bond Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Bond Index, an unmanaged index representing domestic taxable investment grade bonds with index components for government, corporate, mortgage pass-through and asset-backed securities with average maturities and durations in the intermediate range, and a book value wrapper agreement with an assumed expense level of 0.20%. This benchmark more closely reflects the market sector in which the Fund invests.

Index returns assume reinvestment of dividends. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance excludes 2% maximum redemption fee, which may apply in certain limited circumstances. Any redemption fees that have been retained by the Fund are reflected.

The Fund seeks to maintain a constant $10.00 per share net asset value. The Fund is not a money market fund, and there can be no assurance that the Fund will be able to maintain a stable value per share. The Fund holds fixed income securities, money market instruments, futures, options and other instruments and enters into Wrapper Agreements with insurance companies, banks and other financial institutions. These agreements are intended to stabilize the value per share. Please see the prospectus for more information on these agreements. Derivatives may be more volatile and less liquid than traditional securities and the Fund could suffer losses on its derivative positions.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economy remains caught in a tug of war between powerful opposing forces that make neither a sharp acceleration nor a relapse into recession likely. Instead, we'll probably see a continued moderate recovery.

Several things are slowing down the economy right now. The economic boom of the late 1990s left stocks overvalued, and their prices have been coming back down. It left companies with more capital than they needed and they had to lay off workers to stay profitable. And it left individuals without enough savings - which means they were reluctant to spend money. Political uncertainty around the world, corporate accounting scandals, and sluggish growth abroad are also making people and businesses less willing to forge ahead.

But there are also several factors supporting economic activity. The government is keeping the economy on track with tax relief and interest rate cuts. Tax relief and interest rate cuts put more money back into the hands of individuals and businesses. And individuals and businesses are starting to spend that money. That's good, because spending - whether it's individuals buying cars and homes or businesses buying equipment - stimulates the economy.

The end result: We expect the economic recovery to persist-but slowly. The economy will only pick up when the factors slowing the economy diminish, and individuals and businesses become more confident. For that to happen, the government policies now in effect - such as low interest rates - will have to remain in effect well into 2003. Fortunately, we expect that to happen. We believe that the Federal Reserve Board is very sensitive to any signs that the economic recovery is faltering - and if it sees those signs, will cut interest rates even more.

One warning, however: A recovery depends on the absence of any adverse shocks to the system. For example, if developments in the Middle East don't go smoothly, the recovery could be disrupted.

Economic Guideposts Data as of 9/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will these developments affect the markets? In the equity markets, prices are more reasonable - but returns are still unlikely to come close to those we saw in the late 1990s. And if the moderate recovery persists, as we expect, fixed-income markets will likely give up some of their recent gains. That's because higher interest rates typically result in declines in bond prices. However, we expect that this decline will be limited until the recovery strengthens more and the Fed seems more likely to raise interest rates.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of October 17, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder PreservationPlus Income Fund:
A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for PreservationPlus Income Portfolio in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Eric Kirsch, CFA

Managing Director of the investment advisor.

Portfolio Manager of the master Portfolio since its inception.

Joined the investment advisor in 1980.

Head of the Stable Value investment group.

Louis R. D'Arienzo

Director of the investment advisor.

Portfolio Manager of the fixed income portion of the master Portfolio since its inception.

Joined the investment advisor in 1981.

Portfolio Manager in the Structured Fixed Income investment group.

John D. Axtell

Managing Director of the investment advisor.

Portfolio Manager of the Wrapper Agreements in the master Portfolio since its inception.

Joined the investment advisor in 1990.

Portfolio Manager in the Stable Value investment group.

Effective August 19, 2002, Deutsche Bank changed the name of Deutsche Asset Management's PreservationPlus Income Fund to Scudder PreservationPlus Income Fund as part of its new business model, bringing together the Deutsche Asset Management and Scudder families of funds under one unified Scudder Investments brand.

Scudder PreservationPlus Income Fund was the first mutual fund registered with the Securities and Exchange Commission that was specifically designed as an investment alternative for individuals with IRAs previously invested in bond funds, money market funds, savings accounts and CDs1, as well as rollovers from retirement programs invested in traditional GIC commingled funds and other stable-value products. It is well worth noting that until this fund was introduced in December 1998, the only alternative that retirement plan rollovers had for their conservative, stable-value assets was money market funds. Scudder PreservationPlus Income Fund seeks to deliver a high level of current income while seeking to maintain a stable value per share. The fund is offered to Traditional IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension IRAs (SEP IRAs), Savings Incentive Match Plan for Employees (SIMPLE IRAs) and Keogh plans.

1 Source: Financial Planning, 12/98. Unlike CDs and bank savings accounts, shares of the fund are not deposits or obligations of, or guaranteed by, any bank, and the shares are not federally insured or guaranteed by the US government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. In addition, unlike the fund, CDs and bank savings accounts generally offer a fixed rate of return.

In the following interview, Portfolio Managers John Axtell, Louis R. D'Arienzo and Eric Kirsch discuss the fund's strategy and the market environment during the 12-month period ended September 30, 2002 and offer an outlook for the months ahead.

Q: How did Scudder PreservationPlus Income Fund perform in fiscal year 2002?

A: Scudder PreservationPlus Income Fund produced a return of 5.33 percent for the 12 months ended September 30, 2002. The Lehman 1-3 Year US Government/Credit Index produced a return of

5.82 percent, and the Lipper Intermediate Investment Grade Debt Funds average returned 6.20 percent for the same annual period.

The fund delivered on its objective to maintain a stable share price each day during the period. The fund also produced strong returns relative to other conservative investments, such as the iMoneyNet First Tier Retail Money Markets Fund average, which returned just 1.35 percent for the 12 months ended September 30, 2002.

Morningstar® has rated Scudder PreservationPlus Income Fund the highest Overall Morningstar Rating™ (five stars) out of 58 US domiciled ultrashort bond funds, as of September 30, 2002, based on its risk-adjusted performance.2

2 Past performance is not indicative of future results. © 2002 Morningstar, Inc. All rights reserved. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of this rating. For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating based on a Morningstar risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. PreservationPlus Income Fund was rated 5-stars among 58 US domiciled ultrashort bond funds for the 3-year period ended September 30, 2002. The top 10% of funds in a category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating™ for a fund is derived from a weighted average of the performance figures associated with its applicable 3-, 5- and 10-year Morningstar Rating metrics.

The fund was primarily diversified across the major sectors of the investment-grade fixed-income market. As of September 30, 2002, the portfolio was allocated 40.0 percent to corporate bonds, 12.4 percent to mortgage-backed securities, 24.4 percent to asset-backed securities, 17.5 percent to US Treasuries/agencies, and 5.7 percent to cash equivalents and other investments, including futures contracts and wrapper agreements. The portfolio management team decided to increase its position in the US high-yield sector, within its corporate bond allocation, from an initial allocation of 4.4 percent at the end of September 2001 to 9.0 percent at the end of September 2002 through an investment in the Scudder High Income Plus Fund. This enabled the fund to gain exposure to this sector at a time when high-yield spreads were near historically wide levels.

This allocation of fixed-income securities was intentionally weighted toward the corporate, asset-backed and mortgage sectors, as these sectors have historically offered higher yields than US government securities. The fund employed its Global Asset Allocation (GAA) overlay strategy, which evaluates bond, cash and currency opportunities across domestic and international markets. The wrapper agreements are intended to stabilize the fund's net asset value (NAV) per share.

Q: Will you provide more details about these wrapper agreements?

A: Scudder PreservationPlus Income Fund was the first SEC-registered mutual fund for IRA investors to make use of wrapper agreements to seek to maintain a stable value per share in the face of fluctuations in values due to changes in yields. To date, we have negotiated four wrapper agreements, each of which covers approximately one-fifth to one-third of the fixed-income securities and GAA strategy in the portfolio. Generally speaking, wrapper agreements are issued by insurance companies, banks and other financial institutions. The wrapper agreements held by the portfolio as of September 30, 2002, are issued by Bank of America, N.A., Transamerica Life Insurance & Annuity Co., JPMorgan Chase Bank and CDC Financial Products, Inc. This was a successful strategy for the fund. We anticipate adding more wrapper agreements over the coming months to provide additional coverage as the fund grows.

The fund has maintained a high-average-quality portfolio. Measuring using Standard & Poor's ratings, the average credit quality of investments in the fund was AA+ at the end of the annual period, and the average credit quality of the issuers of the wrapper agreements was maintained at AA+ on September 30, 2002. The fund's average duration at the end of the fiscal year stood at 3.64 years.

Q: Did the fixed-income environment support the fund's positive performance?

A: Overall, the US fixed-income markets performed strongly during the annual period. For the 12 months ended September 30, 2002, commercial mortgage-backed securities delivered the best performance relative to duration-adjusted US Treasuries, gaining 13.13 percent on an absolute total-return basis. US agencies, with a nominal annual return of 9.38 percent, and some subsectors of the asset-backed securities market were the only other components of the Lehman Aggregate Bond Index to outperform US Treasuries for the fiscal year.*

* The Lehman Brothers Aggregate Bond Index is a total return index including fixed-rate debt issues rated investment grade or better. It contains government, corporate and mortgage securities and is generally considered representative of the market for investment-grade bonds as a whole.

During the fiscal year, the US Treasury yield curve had its ups and downs based on shifts in sentiment regarding when the Federal Reserve Board would raise interest rates. During the fourth quarter of 2001, the Federal Reserve Board cut interest rates three times in the aftermath of September 11. The Federal Reserve Board has not changed the federal funds rate in 2002, but it shifted from an easing to a neutral bias in March.

For the 12 months, US Treasuries across the positively sloped yield curve rallied, as the major trends supporting the market in 2001 continued through September 2002. US economic sluggishness, political turmoil and the fight against terrorism at home and abroad, equity market weakness and volatility, and corporate credit quality deterioration all bolstered the ongoing flight to quality into the US Treasury market. Also, by the third quarter of 2002, weak economic numbers convinced most investors that the recovery would be slow and that the Federal Reserve Board would not likely raise interest rates aggressively in the near term. Together, these factors led to particularly strong performance by intermediate-term US Treasuries, which produced an 8.36 percent nominal return for the fiscal year. Two-year Treasury yields decreased 1.17 percent to 1.69 percent, five-year Treasury yields declined 1.25 percent to 2.56 percent, 10-year Treasury yields declined 0.99 percent to 3.60 percent, and the 30-year Treasury yield decreased 0.75 percent to 4.67 percent for the period ended September 30, 2002.

Q: How did the corporate, asset-backed and mortgage sectors perform?

A: These three sectors underperformed US Treasuries on a nominal basis for the annual period. The mortgage-backed sector was affected by higher prepayments, as interest rates fell significantly. The asset-backed sector was dragged down by the home equity and manufactured housing subsectors, which were similarly hurt by higher prepayments. The US credit sector was affected by concerns about corporate earnings quality, accounting integrity, a series of ratings downgrades and high-profile corporate bankruptcies. Still, for the 12 months ended September 30, 2002, the nominal return of mortgage securities was 7.36 percent, the nominal return of asset-backed securities was 7.84 percent, and the nominal return of US credit bonds was 8.19 percent. Higher-quality US credits outperformed lower-quality credits, as investors sought the greater degree of safety associated with higher quality.

In short, the economic, political and equity market environment all led to fixed income's being the asset class of choice throughout most of the annual period.

Q: What is your outlook for the US fixed-income markets?

A: Consumer spending remains resilient, especially on autos and housing, supported by low interest rates and solid, productivity-led income gains. But consumers' efforts to boost savings in response to equity wealth declines will likely continue to weigh on their spending for some time. Capital spending and employment are beginning to revive, but slowly. Firms are also reluctant to build inventories, contributing to a stall in any manufacturing revival. Inflation is likely to continue drifting lower as the slack in labor and product markets is taken up only slowly. All told, we expect uneven momentum across sectors, and a moderate US economic recovery to persist, supported by stimulative monetary and fiscal policies and strong productivity.

Based on this scenario, we believe the Federal Reserve Board will likely take no action to change interest rates for the next few quarters at least. While the Federal Reserve Board is still aiming toward gradually stronger recovery, supported in part by the accommodative monetary policy stance already in place, it has shifted from a neutral position to one based on conditions that "may generate economic weakness." Indeed, if the recovery were to really stumble, we believe the Federal Reserve Board would cut interest rates again, even taking the targeted federal funds rate to zero if need be.

If moderate economic recovery does persist, as we expect, then the US fixed-income market may give up some of its recent gains. However, a backdrop of modest growth, low and gently declining inflation, and steady Federal Reserve Board policy suggests that any increase in fixed-income yields is apt to be limited in the near term. The yield curve will not likely begin shifting back toward a more normal configuration - that is, a flatter curve, led by higher short-term rates - until the recovery strengthens appreciably and Federal Reserve Board tightening prospects reemerge.

Q: Will this outlook affect the way you manage the portfolio?

A: We maintain our long-term perspective for the fund, monitoring economic conditions and how they affect the financial markets, as we seek to provide a high level of current income while working to maintain a stable value per share. Our strategy is to continue to focus on selecting spread sector assets - corporate-, mortgage- and asset-backed securities - offering the best relative value at the maximum yield possible, while normally maintaining a 5 percent cash allocation to provide liquidity. This liquidity facilitates the management of daily investor cash flows. Additionally, we expect the GAA strategy to boost returns, should world economic momentum begin to rebuild.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2002

Asset Allocation	9/30/02	9/30/01

Corporates	32%	46%
Asset-Backed Securities	25%	11%
Treasury and Agency	18%	4%
Collateralized Mortgage Obligations and Mortgage Related	13%	26%
Scudder High Income Plus Fund	8%	4%
Cash Equivalents and Other Assets and Liabilities[a]	4%	9%
	100%	100%

a Wrapper Agreements and Futures Contracts included.

Asset allocation is subject to change.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2002
Assets
Investment in the PreservationPlus Income Portfolio, at value	$ 572,948,678
Receivable for Fund shares sold	10,323,746
Other assets	19,425
Total assets	583,291,849
Liabilities
Payable for Fund shares redeemed	231,397
Dividend payable	216,694
Due to Portfolio	10,092,349
Other accrued expenses and payables	251,187
Total liabilities	10,791,627
Net assets, at value	$ 572,500,222
Net Assets
Net assets consist of: Undistributed net investment income	$ 232,632
Net unrealized appreciation (depreciation) on: Investments, futures and foreign currency related transactions	15,033,543
Wrapper Agreements	(17,708,002)
Accumulated net realized gain (loss)	1,628,706
Paid-in capital	573,313,343
Net assets, at value	$ 572,500,222
Net Asset Value
Net Asset Value, offering and redemption price per share ($572,500,222 / 57,258,279 shares of outstanding capital stock, $.001 par value, unlimited number of shares authorized)	$ 10.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2002
Investment Income
Net investment income allocated from the PreservationPlus Income Portfolio: Interest and dividends	$ 10,787,312
Credit rate income	672,469
Expenses[a]	(1,562,691)
Net investment income from the PreservationPlus Income Portfolio	9,897,090
Expenses: Administrator service fee	675,482
Shareholder servicing fee	481,970
Legal	19,918
Trustees' fees and expenses	10,435
Reports to shareholders	31,249
Registration fees	22,330
Total expenses, before expense reductions	1,241,384
Expense reductions	(859,294)
Total expenses, after expense reductions	382,090
Net investment income	9,515,000
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments, futures and foreign currency related transactions	1,406,851
Futures	(199,457)
Foreign currency related transactions	1,295,638
2,503,032
Net unrealized appreciation (depreciation) during the period on: Investments, futures and foreign currency related transactions	15,114,719
Wrapper agreements	(17,617,751)
(2,503,032)
Net gain (loss) on investment	-
Net increase (decrease) in net assets resulting from operations	$ 9,515,000

a For the year ended September 30, 2002, the PreservationPlus Income Portfolio waived fees of which $426,887 was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2002	2001
Operations: Net investment income	$ 9,515,000	$ 80,707
Net realized gain (loss) on investment transactions	2,503,032	172,279
Net unrealized appreciation (depreciation) on investments, futures and foreign currency related transactions during the period	15,114,719	(85,196)
Net unrealized appreciation (depreciation) on wrapper agreements	(17,617,751)	(87,083)
Net increase (decrease) in net assets resulting from operations	9,515,000	80,707
Distributions to shareholders: Net investment income	(9,598,999)	(80,707)
Fund share transactions: Proceeds from shares sold	599,468,020	10,104,090
Reinvestment of distributions	9,034,178	78,783
Cost of shares redeemed	(45,787,949)	(532,377)
Net increase (decrease) in net assets from Fund share transactions	562,714,249	9,650,496
Increase (decrease) in net assets	562,630,250	9,650,496
Net assets at beginning of period	9,869,972	219,476
Net assets at end of period (includes undistributed net investment income of $232,632 at September 30, 2002)	$ 572,500,222	$ 9,869,972
Other Information
Shares outstanding at beginning of period	986,997	21,948
Shares sold	59,946,733	1,010,409
Shares issued to shareholders in reinvestment of distributions	903,418	7,878
Shares redeemed	(4,578,869)	(53,238)
Net increase (decrease) in Fund shares	56,271,282	965,049
Shares outstanding at end of period	57,258,279	986,997

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended September 30,	2002	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Income from investment operations: Net investment income	.52	.62	.65	.44
Distributions to shareholders: Net investment income	(.52)	(.62)	(.65)	(.44)
Net asset value, end of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Total Return (%)[b]	5.33	6.38	6.65	4.46**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	573	10.219		.118
Ratio of expenses before expense reductions, including expenses of the PreservationPlus Income Portfolio (%)	1.57	3.00	34.37	228.00*
Ratio of expenses after expense reductions, including expenses of the PreservationPlus Income Portfolio (%)	1.00	1.00	1.00	.89*
Ratio of net investment income (%)	4.86	5.84	6.52	5.85*
[a] For the period December 23, 1998 (commencement of sales) to September 30, 1999. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

PreservationPlus Income Fund ("Scudder PreservationPlus Income Fund" or the "Fund"), a diversified series of the BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the PreservationPlus Income Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM," Inc.). On September 30, 2002, the Fund owned approximately 56% of the PreservationPlus Income Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment, including wrapper agreements, in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio for a breakdown of the appreciation/depreciation from investments.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 4,618,959
Undistributed net long-term capital gains	$ 30,570
Capital loss carryforwards	$ -
Net unrealized appreciation (depreciation)	$ (2,674,459)

In addition, during the year ended September 30, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 9,598,999

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses, including wrapper agreements, in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Scudder Investments, which is part of Deutsche Asset Management, is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (the "Advisor"), an indirect wholly-owned subsidiary of Deutsche Bank AG, is the Advisor for the Portfolio.

For the year ended September 30, 2002, the Advisor contractually agreed to waive its fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of the Fund to 1.50%, including expenses allocated from the Portfolio. Furthermore, for the year ended September 30, 2002, the Advisor voluntarily agreed to waive its fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of the Fund to 1.00%, including expenses allocated from the Portfolio. Under this agreement, the Advisor reimbursed additional expenses of $183,812.

Administrator Service Fee. Investment Company Capital Corp. ("ICCC" or the "Administrator"), an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as the Fund's Administrator. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.35% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2002, the Administrator Service Fee was $675,482, all of which was waived.

Shareholder Service Agreement. Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor and Administrator, provides information and administrative services to the Fund and receives a fee ("Shareholder Servicing Fee") at an annual rate of up 0.25% of average daily net assets of the Fund. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. During the year ended September 30, 2002, the effective rate was 0.25%. For the year ended September 30, 2002, the Shareholder Servicing Fee aggregated $481,970, of which $10,761 is unpaid.

SDI also serves as the distributor for the Fund. Prior to August 19, 2002, ICC Distributors, Inc. was the distributor and shareholder servicing agent for the Fund.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Other

Under normal circumstances, redemptions of shares that are qualified are not subject to a redemption fee. Redemptions of shares or redemptions from 401(k) plans or IRAs that are not qualified are subject to a 2% redemption fee if the "interest rate trigger" is active.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees of BT Investment Funds and the Shareholders of Scudder PreservationPlus Income Fund:

We have audited the accompanying statement of assets and liabilities of Scudder PreservationPlus Income Fund (the "Fund") as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 23, 1998 (commencement of operations) through September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder PreservationPlus Income Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period December 23, 1998 (commencement of operations) through September 30, 1999, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania November 13, 2002

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $40,000 as capital gain dividends for its year ended September 30, 2002, of which 100% represents 20% rate gains.

Consult your tax advisor for state specific information.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder PreservationPlus Income Fund, a series of BT Investment Funds (the "Trust"), was held on July 30, 2002. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
	For	Withheld
Richard R. Burt	466,155,724	1,083,533
S. Leland Dill	466,147,073	1,092,184
Martin J. Gruber	466,192,126	1,047,132
Richard T. Hale	466,183,160	1,056,098
Joseph R. Hardiman	466,195,322	1,043,935
Richard J. Herring	466,192,962	1,046,295
Graham E. Jones	466,128,431	1,110,827
Rebecca W. Rimel	466,191,436	1,047,822
Philip Saunders, Jr.	466,148,222	1,091,036
William N. Searcy	466,148,226	1,091,032
Robert H. Wadsworth	466,193,005	1,046,252

Trustees and Officers

The following individuals hold the same position with the Fund and the BT Investment Portfolios.

Non-Interested Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		70
S. Leland Dill 3/28/30 Trustee since 1986	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	68
Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, CREF (since 2000); Director, S.G. Cowen Mutual Funds (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai Capital Fund, Inc. (since 2000) and Singapore Fund, Inc. (since 2000) (registered investment companies).	69
Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since 1972); Director, Lauder Institute of International Management Studies (since 2000); Co-Director, Wharton Financial Institutions Center (since 2000) and Vice Dean and Director, Wharton Undergraduate Division (1995-2000).	68
Joseph R. Hardiman 05/27/37 Trustee since 2002	Private Equity Investor (1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		68
Graham E. Jones 01/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	68
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management (1994-2002).	68
Philip Saunders, Jr. 10/11/35 Trustee since 1986	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	68
William N. Searcy 09/03/46 Trustee since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	68
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1982 to present); President and Director, Trust for Investment Managers (registered investment company) (1999 to present). Formerly President, Investment Company Administration, L.L.C. (1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (1990-January 2002); Vice President, Professionally Managed Portfolios (1999-2002) and Advisors Series Trust (1997-2002) (registered investment companies); and President, Guinness Flight Investment Funds, Inc. (registered investment companies).
* Inception date of the corporation which was the predecessor to the LLC.
		71

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since August 16, 2002 and Trustee since 1999	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
203

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc., Vice President and Director of Scudder Distributors, Inc., Trustee, Crossroads for Kids, Inc. (serves at risk children).
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Gary L. French[5] 7/4/51 Treasurer since 2002	Managing Director of Deutsche Asset Management. Formerly, President of UAM Fund Services, Inc.
Charles A. Rizzo[5] 8/5/57 Assistant Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 2002	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management (2002-present). Formerly, Vice President, Deutsche Asset Management (2000-2002); Partner, Freedman, Levy, Kroll & Simonds (1997-1999).
Amy M. Olmert 5/14/63 Assistant Secretary since 2002	Director, Deutsche Asset Management (1999-present); Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporate (now Deutsche Bank Securities Inc.) (1997-1999); Senior Manager and other positions, Coopers & Lybrand LLP (now PricewaterhouseCoopers LLP) (1988-1997).

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with BT Investment Funds of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

(The following financial statements of the PreservationPlus Income Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of September 30, 2002

	Principal Amount ($)	Value ($)
Corporate Bonds 24.5%
Consumer Discretionary 2.3%
Albertson's, Inc.:
7.25%, 5/1/2013	75,000	87,318
7.5%, 2/15/2011	1,000,000	1,164,678
AOL Time Warner, Inc., 5.625%, 5/1/2005	1,000,000	952,500
Cox Communications, Inc., 7.5%, 8/15/2004	1,000,000	1,019,437
Delphi Automotive Systems Corp., 6.5%, 5/1/2009	1,000,000	1,059,350
Federated Department Stores, 6.9%, 4/1/2029	1,000,000	1,017,146
FPL Group Capital, Inc., 7.375%, 6/1/2009	1,000,000	1,111,706
Fred Meyer, Inc., 7.45%, 3/1/2008	1,000,000	1,149,683
Gannett Co., Inc., 6.375%, 4/1/2012	500,000	573,456
Home Depot, Inc., 5.375%, 4/1/2006	1,025,000	1,116,525
International Flavors & Fragrance, Inc., 6.45%, 5/15/2006	1,000,000	1,092,125
Marriott International, Inc., Series B, 6.875%, 11/15/2005	1,000,000	1,087,670
News America Holdings, Inc., 8.5%, 2/15/2005	1,000,000	1,068,679
Northwest Airlines, 8.072%, 10/1/2019	957,743	1,055,885
Sears Roebuck, 6.0%, 3/20/2003	1,000,000	1,017,774
Time Warner, Inc., 7.48%, 1/15/2008	1,000,000	950,000
Viacom, Inc.:
6.625%, 5/15/2011	1,000,000	1,109,610
7.7%, 7/30/2010	1,000,000	1,174,953
Wal-Mart Stores, Inc.:
4.375%, 7/12/2007	1,000,000	1,052,512
6.55%, 8/10/2004	1,000,000	1,078,843
6.875%, 8/10/2009	1,460,000	1,722,933
Walt Disney Co.:
5.125%, 12/15/2003	1,000,000	1,021,646
6.2%, 6/20/2014	425,000	447,873
		23,132,302
Consumer Staples 3.3%
Anheuser-Busch Companies, Inc.:
6.0%, 4/15/2011	1,000,000	1,121,860
7.5%, 3/15/2012	1,000,000	1,248,092
Archer-Daniels-Midland, 8.875%, 4/15/2011	2,000,000	2,579,748
Campbell Soup Co., 5.5%, 3/15/2007	1,000,000	1,084,738
Coca-Cola Co., 4.0%, 6/1/2005	1,000,000	1,042,420
Coca-Cola Enterprises, Inc.:
5.25%, 5/15/2007	1,000,000	1,087,288
6.125%, 8/15/2011	1,000,000	1,124,672
Colgate-Palmolive Co., Series E, 5.98%, 4/25/2012	2,000,000	2,244,172
ConAgra Foods, Inc.:
6.75%, 9/15/2011	1,000,000	1,142,058
7.4%, 9/15/2004	1,000,000	1,088,659
Coors Brewing Co, 6.375%, 5/15/2012	1,000,000	1,131,639
General Mills, Inc., 5.125%, 2/15/2007	1,000,000	1,052,394
Gillette Co., 4.0%, 6/30/2005	1,000,000	1,048,300
Kellogg Co., 6.6%, 4/1/2011	1,000,000	1,143,098
Kraft Foods, Inc.:
4.625%, 11/1/2006	1,000,000	1,055,616
6.25%, 6/1/2012	1,000,000	1,131,617
McDonald's Corp., 6.0%, 4/15/2011	1,000,000	1,112,039
Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009	1,000,000	1,088,303
Procter & Gamble Co.:
6.875%, 9/15/2009	1,000,000	1,178,638
8.5%, 8/10/2009	1,000,000	1,266,327
Safeway, Inc.:
4.8%, 7/16/2007	1,000,000	1,039,170
6.5%, 11/15/2008	825,000	907,602
Target Corp.:
5.375%, 6/15/2009	1,000,000	1,083,554
5.875%, 3/1/2012	1,900,000	2,107,792
Tyson Foods, Inc., 6.75%, 6/1/2005	1,000,000	1,080,397
Unilever Capital Corp., 6.875%, 11/1/2005	1,000,000	1,123,458
Wendy's International, 6.25%, 11/15/2011	1,000,000	1,120,889
		33,434,540
Energy 2.5%
Allegheny Energy Supply, 8.25%, 4/15/2012	1,000,000	582,534
Amerada Hess Corp., 6.65%, 8/15/2011	1,000,000	1,123,795
Anadarko Petroleum Corp.:
5.375%, 3/1/2007	1,230,000	1,316,720
6.125%, 3/15/2012	1,000,000	1,098,890
Atlantic Richfield Co., 10.875%, 7/15/2005	1,000,000	1,232,120
Conoco, Inc.:
5.9%, 4/15/2004	1,000,000	1,049,447
6.35%, 4/15/2009	1,000,000	1,105,819
Consolidated Edison of New York, Series B, 7.5%, 9/1/2010	1,385,000	1,640,862
Consolidated Natural Gas Co., 7.25%, 10/1/2004	1,000,000	1,078,429
Constellation Energy Group, Inc., 7.0%, 4/1/2012	1,000,000	1,041,130
Duke Capital Corp., 7.5%, 10/1/2009	1,000,000	1,028,310
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	1,000,000	940,416
KeySpan Corp.:
7.875%, 2/1/2010	750,000	908,197
8.0%, 11/15/2030	400,000	500,653
Kinder Morgan Energy Partners LP, 6.75%, 3/15/2011	500,000	540,017
LASMO (USA), Inc., 7.5%, 6/30/2006	2,000,000	2,302,610
Marathon Oil Corp., 5.375%, 6/1/2007	1,000,000	1,068,406
Occidental Petroleum, 7.375%, 11/15/2008	1,000,000	1,163,600
Phillips Petroleum, 8.5%, 5/25/2005	1,000,000	1,144,558
Sempra Energy, 7.95%, 3/1/2010	1,000,000	1,082,494
Tosco Corp., 7.625%, 5/15/2006	1,250,000	1,423,518
Union Oil Co., 7.2%, 5/15/2005	1,000,000	1,101,527
Valero Energy Corp., 6.125%, 4/15/2007	1,000,000	1,009,661
		25,483,713
Financials 9.4%
ABN Amro Bank NV:
7.125%, 6/18/2007	250,000	283,911
7.25%, 5/31/2005	1,000,000	1,100,396
Allstate Corp.:
7.2%, 12/1/2009	1,000,000	1,156,466
7.875%, 5/1/2005	1,000,000	1,113,086
American Express Co., 6.875%, 11/1/2005	1,000,000	1,121,018
American General Finance Corp.:
5.75%, 3/15/2007	700,000	744,721
5.875%, 12/15/2005	1,440,000	1,560,637
Associates Corp. NA, 8.55%, 7/15/2009	1,500,000	1,811,891
AXA Financial, Inc., 7.75%, 8/1/2010	1,000,000	1,144,797
Bank of America Corp.:
5.875%, 2/15/2009	1,000,000	1,083,699
6.625%, 6/15/2004	1,000,000	1,073,962
7.125%, 9/15/2006	1,000,000	1,143,826
Bank of New York Co., Inc., 7.3%, 12/1/2009	2,000,000	2,340,890
Bank One Corp.:
6.5%, 2/1/2006	1,000,000	1,104,753
6.875%, 8/1/2006	1,000,000	1,127,587
BankBoston NA, 6.5%, 12/19/2007	1,000,000	1,105,739
BB&T Corp., 4.75%, 10/1/2012	1,000,000	1,011,867
Bear Stearns Co., Inc., 7.625%, 2/1/2005	1,000,000	1,105,633
Boeing Capital Corp.:
6.1%, 3/1/2011	350,000	366,548
6.35%, 11/15/2007	1,425,000	1,547,044
Bombardier Capital, Inc., 7.3%, 12/15/2002	1,000,000	988,341
Charter One Bank Financial, Inc., 6.375%, 5/15/2012	915,000	1,015,888
Chubb Corp., 6.0%, 11/15/2011	500,000	530,859
Citigroup, Inc., 7.25%, 10/1/2010	500,000	573,033
CNA Financial Corp., 6.45%, 1/15/2008	1,000,000	979,347
Commercial Credit Group, Inc., 6.5%, 8/1/2004	1,000,000	1,069,481
Copelco Capital Funding Corp., 7.12%, 8/18/2003	746,810	754,184
Corp. Andina De Fomento, 6.875%, 3/15/2012	315,000	340,547
Countrywide Home Loans, Inc.:
5.5%, 2/1/2007	1,000,000	1,052,091
5.625%, 5/15/2007	500,000	529,223
Credit Suisse First Boston USA, Inc., 6.125%, 11/15/2011	1,500,000	1,555,247
EOP Operating LP:
6.5%, 1/15/2004	1,000,000	1,040,646
7.75%, 11/15/2007	350,000	400,265
Everest Reins Holdings Co., 8.75%, 3/15/2010	1,000,000	1,221,805
First Union-Lehman Brothers-Bank of America, Series 1998-C2, 6.28%, 6/18/2007	268,496	288,919
Ford Motor Credit Co., 7.375%, 10/28/2009	1,000,000	950,823
General Electric Capital Corp.:
4.25%, 1/28/2005	2,000,000	2,075,962
4.625%, 9/15/2009	1,500,000	1,510,095
5.0%, 2/15/2007	825,000	872,003
6.75%, 9/11/2003	1,000,000	1,044,390
6.875%, 11/15/2010	800,000	908,074
7.5%, 5/15/2005	500,000	559,803
General Motors Acceptance Corp.:
6.85%, 6/17/2004	1,000,000	1,035,822
7.75%, 1/19/2010	2,000,000	2,070,796
Golden West Financial Corp., 4.75%, 10/1/2012	1,000,000	1,005,461
Goldman Sachs Group, Inc.:
6.875%, 1/15/2011	2,000,000	2,218,600
7.5%, 1/28/2005	150,000	165,496
H.J. Heinz Finance Co., 6.0%, 3/15/2012	1,000,000	1,109,529
Hartford Financial Services Group, 4.7%, 9/1/2007	1,000,000	1,030,086
Heller Financial, Inc., 7.875%, 5/15/2003	1,000,000	1,036,684
Household Finance Corp.:
6.5%, 1/24/2006	1,000,000	1,008,598
6.5%, 11/15/2008	1,000,000	976,304
John Deere Capital Corp., 7.0%, 3/15/2012	450,000	522,529
John Hancock Financial Services, Inc., 5.625%, 12/1/2008	1,000,000	1,054,540
JP Morgan Chase & Co.:
5.35%, 3/1/2007	1,000,000	1,052,308
6.0%, 1/15/2009	1,000,000	1,053,065
KFW International Finance, 4.75%, 1/24/2007	2,000,000	2,135,232
Lehman Brothers Holdings, Inc.:
6.625%, 12/27/2002	950,000	960,191
7.0%, 2/1/2008	859,000	964,884
7.25%, 10/15/2003	50,000	52,559
7.875%, 11/1/2009	200,000	235,160
8.25%, 6/15/2007	775,000	902,845
Mellon Bank NA, 7.625%, 9/15/2007	1,000,000	1,182,120
Merrill Lynch & Co., Inc., 6.0%, 2/17/2009	1,000,000	1,064,492
MetLife, Inc., 6.125%, 12/1/2011	1,000,000	1,070,531
Morgan Stanley Dean Witter & Co.:
6.6%, 4/1/2012	1,000,000	1,087,827
7.0%, 10/1/2013	1,600,000	1,775,083
NationsBank Corp., 9.5%, 6/1/2004	1,000,000	1,117,316
Nationwide Financial Services, 5.9%, 7/1/2012	1,450,000	1,514,805
Paine Webber Group, Inc., 6.375%, 5/15/2004	1,000,000	1,067,782
Pemex Master Trust, 7.875%, 2/1/2009	1,000,000	1,005,000
PNC Funding Corp., 6.875%, 7/15/2007	1,000,000	1,113,796
Suntrust Banks, Inc.:
6.375%, 4/1/2011	1,000,000	1,132,656
7.75%, 5/1/2010	1,135,000	1,381,984
Textron Financial Corp., 5.875%, 6/1/2007	2,830,000	3,006,821
Toronto Dominion Bank, 6.45%, 1/15/2009	1,500,000	1,639,463
US Bancorp., 5.1%, 7/15/2007	1,000,000	1,076,649
US Bank National Association, 6.3%, 2/4/2014	1,000,000	1,135,763
Verizon Global Funding Corp., 6.75%, 12/1/2005	1,000,000	1,054,171
Wachovia Corp.:
6.625%, 6/15/2004	1,000,000	1,068,104
7.5%, 7/15/2006	1,000,000	1,143,690
Washington Mutual Finance, 7.375%, 9/1/2004	1,000,000	1,083,908
Wells Fargo & Co.:
5.125%, 2/15/2007	3,000,000	3,223,641
7.25%, 8/24/2005	1,000,000	1,117,906
WestDeutsche Landesbank, 6.05%, 1/15/2009	1,000,000	1,120,945
		95,084,639
Health Care 0.4%
Abbott Laboratories:
5.125%, 7/1/2004	1,000,000	1,052,310
5.625%, 7/1/2006	1,000,000	1,085,585
Bristol-Myers Squibb, 5.75%, 10/1/2011	1,000,000	1,080,868
Eli Lilly & Co., 6.0%, 3/15/2012	1,000,000	1,117,671
		4,336,434
Industrials 3.4%
Burlington North Santa Fe:
5.9%, 7/1/2012	1,000,000	1,079,054
7.875%, 4/15/2007	1,000,000	1,168,668
Caterpillar, Inc., 9.375%, 8/15/2011	1,000,000	1,359,256
ChevronTexaco Capital Co., 3.5%, 9/17/2007	2,000,000	2,030,172
Costco Wholesale Corp., 5.5%, 3/15/2007	1,000,000	1,091,638
CSX Corp., 7.45%, 5/1/2007	1,100,000	1,263,215
Daimler-Chrysler NA:
7.125%, 4/10/2003	1,000,000	1,018,852
7.4%, 1/20/2005	1,200,000	1,285,974
Deere & Co., 7.85%, 5/15/2010	1,000,000	1,213,298
Delta Air Lines, Inc., Series 02-1, 6.417%, 7/2/2012	2,420,000	2,574,512
Dow Capital BV, 9.2%, 6/1/2010	800,000	1,016,014
Dow Chemical Co., 7.0%, 8/15/2005	1,000,000	1,088,988
E.I. du Pont de Nemours and Co., 6.875%, 10/15/2009	1,000,000	1,176,286
Emerson Electrical Co., 7.875%, 6/1/2005	2,000,000	2,259,854
FedEx Corp., 9.65%, 6/15/2012	1,000,000	1,325,563
Hertz Corp., 7.0%, 7/1/2004	850,000	847,608
Honeywell International, Inc., 7.5%, 3/1/2010	1,000,000	1,178,484
International Paper Co.:
6.75%, 9/1/2011	500,000	553,554
7.5%, 5/15/2004	1,000,000	1,070,982
Lockheed Martin Corp., 7.25%, 5/15/2006	1,137,000	1,285,642
Norfolk Southern Corp., 6.2%, 4/15/2009	950,000	1,026,589
Northrop Grumman Corp., 7.0%, 3/1/2006	1,000,000	1,107,162
Pitney Bowes, Inc., 5.95%, 2/1/2005	1,000,000	1,078,556
Raytheon Co., 7.9%, 3/1/2003	1,000,000	1,016,488
Union Pacific Corp., 7.25%, 11/1/2008	1,000,000	1,166,119
United Technologies Corp.:
6.1%, 5/15/2012	1,000,000	1,124,232
7.125%, 11/15/2010	1,000,000	1,175,380
		33,582,140
Information Technology 0.2%
Hewlett-Packard Co., 5.75%, 12/15/2006	1,000,000	1,038,363
IBM Corp., 4.875%, 10/1/2006	1,000,000	1,059,258
		2,097,621
Materials 0.4%
Alcan, Inc., 4.875%, 9/15/2012	1,000,000	1,016,924
Alcoa, Inc., 6.0%, 1/15/2012	1,000,000	1,107,122
Weyerhaeuser Co., 5.5%, 3/15/2005	2,000,000	2,078,014
		4,202,060
Telecommunication Services 1.3%
AT&T Corp., 6.5%, 3/15/2029	1,000,000	830,000
AT&T Wireless Services, Inc., 7.875%, 3/1/2011	1,000,000	770,000
Bell South Corp., 6.0%, 10/15/2011	2,000,000	2,135,370
Cingular Wireless, 6.5%, 12/15/2011	1,000,000	962,440
Clear Channel Communications, Inc., 7.25%, 9/15/2003	1,000,000	1,016,997
GTE California, Inc., 5.5%, 1/15/2009	1,000,000	1,005,549
Motorola, Inc., 7.625%, 11/15/2010	1,000,000	975,239
SBC Communications, Inc.:
5.75%, 5/2/2006	1,000,000	1,067,190
5.875%, 2/1/2012	1,000,000	1,052,554
Sprint Capital Corp., 6.875%, 11/15/2028	1,000,000	576,360
Verizon Wireless, Inc., 5.375%, 12/15/2006	2,500,000	2,351,738
		12,743,437
Utilities 1.3%
Arizona Public Service, 6.5%, 3/1/2012	1,000,000	1,084,681
DTE Energy Co., 6.45%, 6/1/2006	1,000,000	1,081,648
Exelon Generation Co. LLC, 6.95%, 6/15/2011	1,000,000	1,102,210
FPL Group Capital, Inc., 7.625%, 9/15/2006	500,000	562,165
Kansas City Power & Light Co., 6.0%, 3/15/2007	1,000,000	1,080,074
Niagara Mohawk Power Corp., Series G, 7.75%, 10/1/2008	1,000,000	1,173,627
Northern States Power Co., 6.875%, 8/1/2009	500,000	481,047
PP&L Capital Funding, Inc., 8.375%, 6/15/2007	1,000,000	1,104,550
Progress Energy, Inc.:
6.75%, 3/1/2006	335,000	359,920
6.85%, 4/15/2012	940,000	1,018,135
PSE&G Power LLC, 7.75%, 4/15/2011	1,000,000	1,021,369
South Carolina Electric & Gas, 7.5%, 6/15/2005	1,000,000	1,122,783
Texas Utilities Holdings, 6.375%, 6/15/2006	1,000,000	969,490
Virginia Electric & Power, Series A, 5.375%, 2/1/2007	1,000,000	1,067,321
		13,229,020
Total Corporate Bonds (Cost $232,663,551)		247,325,906
Foreign Bonds - US$ Denominated 7.5%
Abbey National PLC, 6.69%, 10/17/2005	2,000,000	2,230,740
African Development Bank, 3.25%, 7/29/2005	3,000,000	3,072,678
Asian Development Bank, 4.875%, 2/5/2007	2,000,000	2,144,938
Bank of Tokyo - Mitsubishi, 8.4%, 4/15/2010	1,000,000	1,196,850
Barclays Bank PLC, 7.4%, 12/15/2009	1,000,000	1,188,460
BP Capital Markets PLC, 4.0%, 4/29/2005	1,000,000	1,040,470
British Columbia, 5.375%, 10/29/2008	2,000,000	2,206,132
British Telecommunications PLC:
7.875%, 12/15/2005	1,000,000	1,115,954
8.125%, 12/15/2010	1,000,000	1,174,801
Burlington Resources Finance:
5.6%, 12/1/2006	1,000,000	1,072,201
6.68%, 2/15/2011	1,000,000	1,119,446
Canadian Government:
5.25%, 11/5/2008	2,000,000	2,227,832
6.375%, 11/30/2004	1,000,000	1,094,095
6.75%, 8/28/2006	1,000,000	1,140,148
Canadian National Resources, 5.45%, 10/1/2012	1,500,000	1,560,128
Corp. Andina De Fomento, 7.75%, 3/1/2004	1,000,000	1,066,401
Deutsche Telekom International Finance, 7.75%, 6/15/2005	1,000,000	1,072,483
European Investment Bank:
4.0%, 3/15/2005	2,000,000	2,073,114
4.0%, 8/30/2005	1,000,000	1,051,573
4.625%, 3/1/2007	1,000,000	1,066,686
Export Development Corp. of Canada, 4.0%, 8/1/2007	2,000,000	2,073,064
France Telecom, 9.25%, 3/1/2011	1,000,000	1,090,866
Hanson Overseas, 7.375%, 1/15/2003	1,000,000	1,013,209
HSBC Holding PLC, 7.5%, 7/15/2009	1,000,000	1,179,321
Hydro - Quebec, 8.0%, 2/1/2013	1,000,000	1,291,581
Inter-American Development Bank:
4.0%, 1/18/2005	1,000,000	1,040,425
6.375%, 10/22/2007	1,000,000	1,151,039
6.5%, 10/20/2004	1,000,000	1,088,119
8.4%, 9/1/2009	828,000	1,056,550
Kingdom of Spain, 7.0%, 7/19/2005	3,000,000	3,357,462
Korea Development Bank, 5.25%, 11/16/2006	1,000,000	1,063,395
Midland Bank PLC, 6.95%, 3/15/2011	1,000,000	1,153,473
National Australia Bank, Series A, 8.6%, 5/19/2010	1,000,000	1,253,511
Ontario Electricity Financial Corp.:
6.1%, 1/30/2008	750,000	852,252
7.45%, 3/31/2013	500,000	632,990
Province of Manitoba, 7.5%, 2/22/2010	2,000,000	2,464,302
Province of Nova Scotia, 5.75%, 2/27/2012	3,000,000	3,331,596
Province of Ontario:
4.2%, 6/30/2005	1,625,000	1,690,998
5.5%, 10/1/2008	1,000,000	1,114,337
Province of Quebec:
5.75%, 2/15/2009	1,000,000	1,107,696
7.0%, 1/30/2007	1,000,000	1,153,292
Province of Saskatchewan:
7.375%, 7/15/2013	1,000,000	1,267,292
8.0%, 2/1/2013	1,750,000	2,301,241
Republic of Italy:
3.625%, 9/14/2007	1,000,000	1,022,300
5.625%, 6/15/2012	1,000,000	1,111,918
6.0%, 2/22/2011	1,000,000	1,140,717
Republic of Korea, 8.875%, 4/15/2008	1,000,000	1,255,000
Santander Financial Issuances, 6.8%, 7/15/2005	1,500,000	1,611,339
TCW High Income Partners, 6.804%, 8/24/2013	1,090,000	1,107,331
The International Bank for Reconstruction and Development:
4.75%, 4/30/2004	2,000,000	2,087,672
5.0%, 3/28/2006	1,000,000	1,052,076
6.625%, 8/21/2006	1,000,000	1,135,547
Vodafone Group PLC, 7.75%, 2/15/2010	1,000,000	1,130,999
Total Foreign Bonds - US$ Denominated (Cost $71,819,271)		76,298,040
Asset-Backed 24.9%
Automobile Receivables 7.7%
Aesop Funding II LLC "A1", Series 2002-1A, 3.85%, 10/20/2006	7,560,000	7,748,950
Americredit Automobile Receivables Trust:
"A4", Series 2002-A, 4.61%, 1/12/2009	3,400,000	3,587,421
"B", Series 2002-1, 5.28%, 4/9/2007	3,080,000	3,233,684
Capital Auto Receivables Asset Trust:
"CTFS", Series 2002-4, 2.62%, 3/17/2008	4,870,000	4,869,195
"A4", Series 2002-4, 2.64%, 3/17/2008	4,870,000	4,869,105
"A4", Series 2002-1, 4.16%, 7/16/2007	3,100,000	3,209,447
"CTFS", Series 2002-2, 4.18%, 10/15/2007	1,000,000	1,027,627
Ford Credit Auto Owner Trust:
"C", Series 2002-D, 4.4%, 5/15/2007	2,640,000	2,678,080
"B", Series 2002-A, 4.79%, 11/15/2006	2,750,000	2,856,054
"C", Series 2002-C, 4.81%, 3/15/2007	660,000	679,303
"B", Series 2001-D, 5.01%, 3/15/2006	570,000	597,565
Franklin Auto Trust:
"A4", Series 2002-1, 4.51%, 2/22/2010	6,300,000	6,629,480
"A4", Series 2001-2, 4.55%, 7/20/2009	2,740,000	2,853,207
Honda Auto Receivables Owner Trust "A4", Series 2002-2, 4.49%, 9/17/2007	6,000,000	6,297,898
Hyundai Auto Receivables Trust "C", Series 2002-A, 3.91%, 2/16/2009	1,490,000	1,519,102
MMCA Automobile Trust:
"A3", Series 2002-3, 2.97%, 3/15/2007	4,050,000	4,093,367
"B", Series 2001-2, 5.75%, 6/15/2007	350,671	364,788
National City Auto Receivables Trust "A4", Series 2002-A, 4.83%, 8/15/2009	3,640,000	3,834,121
Navistar Financial Corp. Owner Trust "A4", Series 2002-A, 4.76%, 4/15/2009	4,200,000	4,432,934
SSB RV Trust "A5", Series 2001-1, 6.3%, 4/15/2016	5,000,000	5,463,621
Toyota Auto Receivables Owner Trust "A4", Series 2002-B, 4.39%, 5/15/2009	2,000,000	2,095,431
Union Acceptance Corp. "A4", Series 2002-A, 4.59%, 7/8/2008	3,600,000	3,791,690
World Omni Auto Receivables Trust "B", Series 2002-A, 3.75%, 7/15/2009	1,090,000	1,097,991
		77,830,061
Credit Card Receivables 6.5%
Capital One Master Trust "B", Series 2002-3A, 4.55%, 2/15/2008	1,250,000	1,295,895
Chemical Master Credit Card Trust "A", Series 1996-3, 7.09%, 2/15/2009	7,190,000	8,169,881
Citibank Credit Card Issuance Trust:
"C2", Series 2002-C2, 6.95%, 2/18/2014	1,620,000	1,748,338
"C1", Series 2000-C1, 7.45%, 9/15/2007	3,500,000	3,831,587
Citibank Credit Card Master Trust I:
"A", Series 1999-2, 5.875%, 3/10/2011	2,600,000	2,886,507
"B", Series 1999-2, 6.15%, 3/10/2011	5,130,000	5,669,054
Discover Card Master Trust "A", Series 2002-2, 5.15%, 10/15/2009	5,940,000	6,407,295
First USA Credit Card Master Trust "C", Series 1998-6, 6.16%, 4/18/2011	1,000,000	1,063,438
Household Private Label Credit Card "A", Series 2002-1, 5.5%, 1/18/2011	3,800,000	4,139,875
MBNA Credit Card Master Note Trust:
"B1", Series 2002-B1, 5.15%, 7/15/2009	700,000	744,391
"C3", Series 2001-C3, 6.55%, 12/15/2008	4,500,000	4,878,183
"A", Series 1999-J, 7.0%, 2/15/2012	10,000,000	11,746,114
Nordstrom Private Label Credit Card Master "A", Series 2001-1A, 4.82%, 4/15/2010	2,000,000	2,107,686
Pass-Through Amortizing Credit Card Trust "A1FX", Series 2002-1A, 4.096%, 6/18/2012	5,963,599	6,056,781
Prime Credit Card Master Trust, 6.7%, 10/15/2009	1,000,000	1,110,720
Providian Master Trust "A", Series 2000-1, 7.49%, 8/17/2009	1,320,000	1,400,771
Sears Credit Account Master Trust "A", Series 1999-1, 5.65%, 3/17/2009	2,000,000	2,109,534
		65,366,050
Home Equity Loans 1.0%
Countrywide Asset-Backed Certificates "A3", Series 2002-S1, 5.877%, 11/25/2016	4,050,000	4,308,461
First Alliance Mortgage Loan Trust "A1", Series 1999-2 A3, 7.52%, 3/20/2031	2,291,663	2,474,141
Irwin Home Equity "2A3", Series 2001-2, 4.85%, 12/25/2014	2,000,000	2,066,882
Residential Funding Mortgage Securities I "A4", Series 2001-HS1, 6.4%, 1/15/2016	1,000,000	1,006,624
		9,856,108
Manufactured Housing Receivables 2.1%
Green Tree Financial Corp. "A5", Series 1994-1, 7.65%, 4/15/2019	4,890,000	5,347,929
Lehman ABS Manufactured Housing Contract "A6", Series 2001-B, 6.467%, 8/15/2028	4,680,000	4,824,169
Oakwood Mortgage Investors, Inc.:
"A2", Series 2002-A, 5.01%, 3/15/2020	2,910,000	2,979,818
"A2", Series 2001-E, 5.05%, 11/15/2019	1,840,000	1,882,381
Vanderbilt Acquisition Loan Trust "A3", Series 2002-1, 5.7%, 9/7/2023	6,300,000	6,550,889
		21,585,186
Miscellaneous 7.6%
California Infrastructure:
"A6", Series 1997-1, 6.38%, 9/25/2008	1,000,000	1,090,657
"A7", Series 1997-1, 6.42%, 9/25/2008	4,610,000	5,023,258
"A7", Series 1997-1, 6.42%, 12/26/2009	2,000,000	2,243,584
"A8", Series 1997-1, 6.48%, 12/26/2009	4,100,000	4,609,655
Caterpillar Financial Asset Trust:
"A3", Series 2002-A, 3.15%, 2/25/2008	7,560,000	7,671,346
"B", Series 2002-A, 4.03%, 5/26/2008	540,000	549,941
Chase Funding Mortgage Loan "IA3", Series 2000-1, 7.674%, 10/25/2019	3,000,000	3,111,902
Conseco Finance:
"A3", Series 2001-D, 4.67%, 11/15/2032	2,000,000	2,063,572
"A4", Series 2002-A, 6.32%, 4/15/2032	3,300,000	3,565,841
Consumers Funding LLC "A4", Series 2001-1, 4.98%, 4/20/2012	5,000,000	5,331,681
Detroit Edison Securitization "A3", Series 2001-1, 5.875%, 3/1/2010	5,490,000	6,053,704
DVI Receivables Corp. "A3", Series 2001-2, 3.52%, 7/11/2005	2,900,000	2,929,796
Norwest Asset Securities Corp. "A8", Series 1999-20, 6.75%, 8/25/2029	238,176	238,776
PECO Energy Transition Trust:
"A1", Series 2001-A, 6.52%, 12/31/2010	5,000,000	5,720,320
"A3", Series 2000-A, 7.625%, 3/1/2010	7,600,000	9,084,313
Public Service New Hampshire Funding LLC:
"A2", Series 2001-1, 5.73%, 11/1/2010	2,050,000	2,235,267
"A3", Series 2001-1, 6.48%, 5/1/2015	5,000,000	5,737,376
Residential Funding Mortgage Securities I:
"A3", Series 2002-HI1, 5.03%, 1/25/2014	3,000,000	3,118,251
"AI3", Series 2000-HI3, 8.0%, 5/25/2013	439,503	439,831
Vanderbilt Mortgage Finance "A3", Series 2002-A, 5.58%, 3/7/2018	930,000	961,906
West Penn Funding LLC "A3", Series 1999-A, 6.81%, 9/25/2008	5,000,000	5,517,707
		77,298,684
Total Asset-Backed (Cost $240,848,374)		251,936,089

US Treasury Obligations 14.6%
US Treasury Notes:
2.125%, 8/31/2004	15,700,000	15,830,012
2.875%, 6/30/2004	30,100,000	30,729,030
3.25%, 8/15/2007	8,755,000	9,023,805
3.375%, 4/30/2004	3,685,000	3,786,050
3.5%, 11/15/2006	29,490,000	30,743,325
3.625%, 3/31/2004	8,700,000	8,960,661
4.375%, 5/15/2007	36,190,000	39,061,170
4.375%, 8/15/2012	1,500,000	1,594,922
4.875%, 2/15/2012	6,575,000	7,244,059
5.0%, 8/15/2011	350,000	388,705
Total US Treasury Obligations (Cost $141,714,991)		147,361,739

US Government Agency Pass-Thrus 3.2%
Federal Home Loan Mortgage Corp.:
7.2%, 10/1/2006	8,467,481	9,504,747
7.5%, 10/1/2024	2,010,003	2,138,788
8.0%, 3/1/2027	378,126	405,246
Federal National Mortgage Association:
4.86%, 11/25/2012	5,700,000	5,767,260
6.5%, 9/1/2028	605,766	628,663
6.5%, 10/1/2028	701,451	727,965
6.5%, 12/1/2028	705,703	732,377
7.33%, 9/1/2009	3,366,774	4,007,474
7.5%, 7/1/2027	672,566	712,130
7.5%, 9/1/2027	2,311,101	2,447,053
8.0%, 5/1/2025	1,758,539	1,895,531
8.0%, 9/1/2026	907,821	976,902
8.0%, 9/1/2027	1,871,087	2,014,671
Total US Government Agency Pass-Thrus (Cost $31,112,632)		31,958,807

Collateralized Mortgage Obligations 12.7%
Bank of America Mortgage Securities:
"1A3", Series 2002-K, 3.5%, 10/20/2032	15,000,000	15,042,188
"A12", Series 1999-2, 5.9%, 4/25/2029	3,000,000	3,131,280
Bear Stearns Commercial Mortgage Securities:
7.11%, 10/15/2032	872,301	977,887
7.78%, 2/15/2032	2,000,000	2,397,982
Bear Stearns Commercial Mortgage Securities, Series 2000-WF1, 7.64%, 2/15/2032	102,654	115,275
Capco America Securitization Corp., Series 1998-D7, 6.26%, 10/15/2030	6,000,000	6,703,955
Chase Mortgage Finance Corp., Series 1999-S10, 6.75%, 8/25/2029	3,000,000	3,088,260
Citicorp Mortgage Securities, Inc., Series 1998-6, 6.5%, 7/25/2028	3,000,000	3,032,736
CS First Boston Mortgage Securities Corp.:
"A2", Series 2002-7, 5.73%, 3/25/2032	1,580,000	1,631,829
"A2", Series 2001-CF2, 5.935%, 2/15/2034	3,000,000	3,252,640
"A3", Series 2001-CF2, 6.24%, 2/15/2034	2,000,000	2,223,001
DLJ Commercial Mortgage Corp.:
"A1B", Series 1998-CG1, 6.41%, 6/10/2031	5,985,000	6,692,608
Series 1999-CG2 A1B, 7.3%, 6/10/2009	3,000,000	3,505,504
Federal Home Loan Mortgage Corp.:
"PN", Series 2392, 5.0%, 11/15/2021	6,000,000	6,190,856
5.5%, 9/15/2021	6,000,000	6,224,842
"PB", Series 2383, 5.5%, 1/15/2030	6,000,000	6,247,944
Federal National Mortgage Association:
"A", Series 2000-M1, 7.37%, 1/17/2013	3,519,880	3,792,228
"C", Series 2002-M1, 6.17%, 2/25/2016	1,170,000	1,279,097
"PJ", Series 1994-51, 6.5%, 9/25/2023	4,170,000	4,433,722
First Union National Bank Commercial Mortgage, Series 1999-C4, 7.184%, 12/15/2031	1,082,156	1,188,474
GE Capital Mortgage Services, Inc.:
"A9", Series 1999-13, 6.0%, 7/25/2029	253,106	254,144
"A6", Series 1994-17, 7.0%, 5/25/2024	460,000	471,518
Government National Mortgage Association, Series 2002-9, 5.88%, 3/16/2024	3,000,000	3,226,288
LB Commercial Conduit Mortgage Trust, Series 1999-C1, 6.41%, 8/15/2007	2,636,027	2,855,505
LB-UBS Commercial Mortgage Trust, Series 2000-C3, 7.95%, 7/15/2009	2,359,293	2,683,237
Morgan Stanley Capital I:
"A2", Series 1999-CAM1, 6.76%, 3/15/2032	2,229,716	2,445,614
"A4", Series 1999-CAM1, 7.02%, 3/15/2032	3,000,000	3,453,301
Morgan Stanley Dean Witter Capital I:
"A3", Series 2001-IQA, 5.72%, 12/18/2032	6,610,000	7,189,689
"A2", Series 2002-TOP7, 5.98%, 1/15/2039	7,555,000	8,316,860
"A4", Series 2001-TOP3, 6.39%, 7/15/2033	3,000,000	3,379,886
Nomura Asset Securities Co., Series 1998-D6, 6.59%, 3/15/2030	6,000,000	6,799,585
PNC Mortgage Acceptance Corp., Series 2000-C1, 7.52%, 7/15/2008	1,739,558	1,953,835
Residential Asset Securitization Trust, Series 2002-A4, 6.18%, 12/25/2026	2,220,000	2,280,917
Residential Funding Mortgage Securities I:
"A3", Series 1999-S9, 6.75%, 4/25/2029	404,402	411,071
"A2", Series 1999-S24, 7.1%, 12/25/2029	1,460,092	1,477,672
Total Collateralized Mortgage Obligations (Cost $120,634,087)		128,351,430

US Agency Obligations 0.1%
Federal Home Loan Mortgage Corp., 6.25%, 7/15/2004 (Cost $986,408)	1,000,000	1,073,915
Cash Equivalents 0.3%
US Treasury Bill, 1.66%, 10/17/2002 (Cost $3,247,573) (d)	3,250,000	3,247,761

	Shares	Value ($)
Investments in Affiliated Investment Companies 5.8%
Deutsche Cash Management Fund Institutional, 1.67%, (c) (Cost $59,112,865)	59,112,865	59,112,865

Other 8.5%
Scudder High Income Plus Fund (Cost $93,126,362) (c)	13,435,111	85,716,006

	% of Net Assets	Value ($)
Total Portfolio (Cost $995,266,114) (a)	102.1%	1,032,382,558

Wrapper Agreements
Bank of America, NA		(10,889,665)
Transamerica Life Insurance & Annuity Co.		(10,669,261)
CDC Financial Products Inc.		(15,400,448)
JPMorgan Chase Bank		(4,196,442)
Total Wrapper Agreements (b)	(4.1%)	(41,155,816)
Other Assets and Liabilities, Net	2.0%	19,767,699
Net Assets	100.0%	1,010,994,441

(a) The cost for federal income tax purposes was $995,266,114. At September 30, 2002, net unrealized appreciation for all securities based on tax cost was $37,116,444. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $45,946,076 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,829,632.
(b) Each Wrapper Agreement obligates the wrapper provider to maintain the book value of the portion of the Portfolio's assets up to a specified maximum dollar amount, upon the occurrence of certain specified events.
(c) Deutsche Cash Management Fund Institutional and Scudder High Income Plus Fund are also managed by Deutsche Asset Management, Inc. The rate shown for Deutsche Cash Management Fund Institutional is the annualized seven-day yield at period end.
(d) At September 30, 2002, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.
At September 30, 2002, open futures contracts sold short were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Euro Bond	12/6/2002	379	(41,665,179)	(42,230,134)	(564,955)
TSE Japan 10 Year Bond	12/11/2002	66	(76,387,243)	(76,116,313)	270,930
10 Year CBT Treasury Note	12/19/2002	126	(13,967,835)	(14,604,188)	(636,353)
Total Unrealized Appreciation (Depreciation)					(930,378)

At September 30, 2002, open futures contracts purchased were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Australia 10 Year Bond	12/16/2002	448	22,986,682	23,455,354	468,672
Liffe Gilt Future	12/27/2002	98	18,469,336	18,618,597	149,261
Canada 10 Year Bond	12/18/2002	1,082	71,991,564	73,213,378	1,221,814
Total Unrealized Appreciation (Depreciation)					1,839,747

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The "aggregate value" presented above represents the Portfolio's total exposure in such contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2002
Assets
Investments in securities, at value* (cost $995,266,114)	$ 1,032,382,558
Cash	1,123,211
Foreign currency, at value ($192,286)	182,361
Receivable for investments sold	25,254,872
Dividends receivable	581,926
Interest receivable	7,886,718
Receivable for shares of beneficial interest subscribed	16,762,650
Receivable for daily variation margin on open futures contracts	2,063,268
Unrealized appreciation on forward currency exchange contracts	1,545,295
Total assets	1,087,782,859
Liabilities
Payable for investments purchased	33,212,690
Wrapper agreements	41,155,816
Unrealized depreciation on forward currency exchange contracts	819,007
Accrued advisory fee	571,340
Other accrued expenses and payables	1,029,565
Total liabilities	76,788,418
Net assets, at value	$ 1,010,994,441

* Includes investments in affiliated investment companies of $144,828,871.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2002
Investment Income
Income: Interest	$ 26,192,406
Dividends from affiliated investment companies	4,492,625
Credit rate interest	1,516,211
Total Income	32,201,242
Expenses: Advisory fee	3,475,084
Wrapper fees	1,161,580
Administrator service fee	266,592
Auditing	40,247
Legal	268
Trustees' fees and expenses	11,888
Other	60,340
Total expenses, before expense reductions	5,015,999
Expense reductions	(752,588)
Total expenses, after expense reductions	4,263,411
Net investment income	27,937,831
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,020,682
Futures	(164,011)
Foreign currency related transactions	3,929,156
5,785,827
Net unrealized appreciation (depreciation) during the period on: Investments, futures and foreign currency related transactions	26,790,076
Wrapper agreements	(32,575,903)
(5,785,827)
Net gain (loss) on investments	-
Net increase (decrease) in net assets resulting from operations	$ 27,937,831

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2002	2001
Operations: Net investment income	$ 27,937,831	$ 13,052,325
Net realized gain (loss) on investment transactions	5,785,827	(1,047,760)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency related transactions during the period	26,790,076	9,704,317
Net unrealized appreciation (depreciation) on wrapper agreements during the period	(32,575,903)	(8,656,557)
Net increase (decrease) in net assets resulting from operations	27,937,831	13,052,325
Capital transactions in shares of beneficial interest: Proceeds from capital invested	836,085,058	88,264,998
Value of capital withdrawn	(79,831,430)	(75,664,804)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	756,253,628	12,600,194
Increase (decrease) in net assets	784,191,459	25,652,519
Net assets at beginning of period	226,802,982	201,150,473
Net assets at end of period	$ 1,010,994,441	$ 226,802,982

The accompanying notes are an integral part of the financial statements.

Financial Highlights

For the Years Ended September 30,	2002	2001	2000	1999[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,011	227	201	26
Ratio of expenses before expense reductions (%)	.93	1.01	.99	1.41*
Ratio of expenses after expense reductions (%)	.80	.80	.35	.49*
Ratio of net investment income (%)	5.21	6.37	7.33	6.47*
Portfolio turnover rate (%)	62	13	-[b]	149
Total Investment Return (%)[c]	5.53	6.58	7.30	4.61**
[a] For the period December 23, 1998 (commencement of operations) to September 30, 1999.
[b] Less than 1%.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

PreservationPlus Income Portfolio ("PreservationPlus Income Portfolio" or the "Portfolio"), a diversified series of BT Investment Portfolios (the "Trust"), is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Portfolio. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Deutsche Cash Management Fund Institutional are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Wrapper Agreements generally will be equal to the difference between the Book Value and Market Value (plus accrued interest on the underlying securities) of the covered assets and will either be reflected as an asset or a liability of the Portfolio. The Portfolio's Board of Trustees, in performing its fair value determination of the Portfolio's Wrapper Agreements, considers the creditworthiness and the ability of Wrapper Providers to pay amounts due under the Wrapper Agreements.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. The credited rate interest is a accrued daily and represents the difference between actual interest earned on covered assets under the Portfolio's Wrapper Agreements and the product of the Book Value of the covered assets multiplied by the crediting rate as determined pursuant to the Wrapper Agreements.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses (including Wrapper Agreements) from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended September 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $1,045,379,444 and $308,454,076, respectively.

C. Related Parties

Scudder Investments, which is part of Deutsche Asset Management, is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio. Investment Company Capital Corp. ("ICCC"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Administrator for the Portfolio.

Investment Advisory Agreement. Under the Investment Advisory Agreement (the "Investment Advisory Agreement"), the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.70% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. These fees are not charged on assets invested in affiliated Money Market funds. These fees are reduced to 0.10% on assets invested in Scudder High Income Plus Fund.

In addition, for the year ended September 30, 2002, the Advisor maintained the annualized expenses of the Portfolio at not more than 0.80% of the Portfolio's average daily net assets. Accordingly, for the year ended September 30, 2002, the Advisor did not impose a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $752,588 and the amount imposed aggregated $2,722,496, which was equivalent to an annual effective rate of 0.51% of the Portfolio's average net assets.

Administrator Service Fee. ICCC serves as the Portfolio's Administrator. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2002, the Administrator Service Fee was $266,592.

Other. The Portfolio may invest in Deutsche Cash Management Fund Institutional, an open-end management investment company managed by DeAM. Distributions from Deutsche Cash Management Fund Institutional to the Portfolio for the year ended September 30, 2002, totaled $558,645.

To gain exposure to high yield debt securities, the Portfolio may purchase high yield debt securities directly or invest in the Scudder High Income Plus Fund, an affiliated mutual fund. The Portfolio will reduce its advisory fee to 0.10% of its average daily net assets with respect to its assets invested in the Scudder High Income Plus Fund. Distributions from Scudder High Income Plus Fund to the Portfolio for the year ended September 30, 2002, totaled $3,933,980.

Trustees' Fees and Expenses. The Portfolio pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Commitments

As of September 30, 2002, the Portfolio had entered into the following forward currency exchange contracts resulting in net unrealized appreciation of $726,288.

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation)
AUD	23,864,268	USD	23,882,953	10/04/2002	$ 18,685
CAD	39,623,078	USD	38,849,051	10/03/2002	(773,627)
EUR	12,165,275	USD	12,119,894	10/04/2002	(45,380)
GBP	49,557,275	USD	49,912,721	10/04/2002	355,446
USD	34,800,456	JPY	33,629,292	10/04/2002	1,171,164

Currency Abbreviation
CAD	Canadian Dollar	EUR	Euro
GBP	British Pound	JPY	Japanese Yen
USD	US Dollars	AUD	Australian Dollar

E. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.625 percent. During the period the Portfolio had no borrowings on the line of credit.

F. Wrapper Agreements

The Portfolio enters into agreements with insurance companies, banks or other financial institutions that are designed to protect the Portfolio from investment losses and, under most circumstances, permit the Fund to maintain a constant NAV per share. Since there is no market for Wrapper Agreements they are considered illiquid.

A default by the issuer of a portfolio security or a Wrapper Provider on its obligations might result in a decrease in the value of the Portfolio assets. The Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio securities defaults on payments of interest or principal.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees of BT Investment Portfolios and the Shareholders of the PreservationPlus Income Portfolio:

We have audited the accompanying statement of assets and liabilities of PreservationPlus Income Portfolio (the "Portfolio") as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 23, 1998 (commencement of operations) through September 30, 1999. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the Portfolio's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PreservationPlus Income Portfolio at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period December 23, 1998 (commencement of operations) through September 30, 1999, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania November 13, 2002

Shareholder Meeting Results

A Special Meeting of Shareholders of PreservationPlus Income Portfolio, a series of BT Investment Portfolios (the "Trust"), was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
	For	Withheld
Richard R. Burt	3,697,262,150	498,165
S. Leland Dill	3,688,253,771	9,506,544
Martin J. Gruber	3,697,262,023	498,292
Richard T. Hale	3,697,259,610	500,705
Joseph R. Hardiman	3,697,261,307	499,008
Richard J. Herring	3,697,261,263	499,052
Graham E. Jones	3,688,253,771	9,506,544
Rebecca W. Rimel	3,697,261,390	498,925
Philip Saunders, Jr.	3,688,256,311	9,504,004
William N. Searcy	3,697,261,390	498,925
Robert H. Wadsworth	3,697,250,007	510,309

2. To approve new investment advisory agreements (each a "New Advisory Agreement" and collectively, the "New Advisory Agreements") between each fund's corresponding Portfolio and Deutsche Asset Management, Inc. ("DeAM, Inc.").

Affirmative	Against	Abstain
3,691,354,660	417,884	5,987,771

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund+
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
+ On October 7, 2002, this fund was closed to new investors.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Transfer Agent

Investment Company Capital Corporation c/o Scudder Investments

811 Main Street Kansas City, MO 64105
Custodian

Deutsche Bank Trust Company Americas

100 Plaza One Jersey City, NJ 07311
Independent Auditors

Ernst & Young LLP

Two Commerce Square 2001 Market Street Philadelphia, PA 19103
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048